SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

CURTISS WRIGHT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation or Organization	1-134 Commission File Number	13-0612970 IRS Employer Identification No.

4 Becker Farm Road Roseland, New Jersey Address of Principal Executive Offices	07068 Zip Code

Registrant’s telephone number, including area code: (973) 597-4700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

              Curtiss-Wright Corporation delivered an investor and securities analyst presentation at the Sidoti & Company’s 9th Annual Emerging Growth Institutional Investor Conference that included the slides and notes filed as Exhibit 99.1 and the notes of the presentation filed as Exhibit 99.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The presentation was made at The Grand Hyatt New York Hotel at 9:40 am EDT on April 7, 2005. A copy of this presentation is also available on the Company’s website.

              This information is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The furnishing of these slides is not intended to constitute a representation that such information is required by Regulation FD or that the materials they contain include material information that is not otherwise publicly available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

                       99.1  Slides and notes shown during Sidoti investor and securities analyst presentation.
                       99.2  Notes to presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS WRIGHT CORPORATION

By: /s/ Glenn E. Tynan Glenn E. Tynan Vice-President and Chief Financial Officer

Date: April 7, 2005

EXHIBIT INDEX
Exhibit Number	Description
99.1	Slides shown during Sidoti investor and securities analyst presentation
99.2	Notes to Presentation